EX-16(16)(a)
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as trustees and/or officers of NATIONWIDE MUTUAL FUNDS (the “Trust”), a Delaware statutory trust, and the Trust, hereby constitutes and appoints James Bernstein, Eric E. Miller and Allan J. Oster and each of them with power to act without the others, his or her attorney, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to approve, and sign such Registration Statement on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of the Trust as it relates to the reorganization of the TS&W Fixed Income Portfolio, a series of The Advisors' Inner Circle Fund, a Massachusetts business trust, into the Nationwide Core Plus Bond Fund, a series of the Trust, and any and all amendments thereto, with power to affix the corporate seal of said Trust thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof. This instrument may be executed in one or more counterparts.

IN WITNESS WHEREOF, the undersigned has herewith set his or her name and seal as of this 16th day of January, 2013.

/s/ Charles E. Allen Charles E. Allen, Trustee	_______________________________ Barbara L. Hennigar, Trustee
_______________________________ Paula H.J. Cholmondeley, Trustee	_______________________________ Barbara I. Jacobs, Trustee
_______________________________ Douglas F. Kridler, Trustee	_______________________________ Phyllis Kay Dryden, Trustee
_______________________________ Keith F. Karlawish, Trustee	_______________________________ David C. Wetmore, Trustee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as trustees and/or officers of NATIONWIDE MUTUAL FUNDS (the “Trust”), a Delaware statutory trust, and the Trust, hereby constitutes and appoints James Bernstein, Eric E. Miller and Allan J. Oster and each of them with power to act without the others, his or her attorney, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to approve, and sign such Registration Statement on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of the Trust as it relates to the reorganization of the TS&W Fixed Income Portfolio, a series of The Advisors' Inner Circle Fund, a Massachusetts business trust, into the Nationwide Core Plus Bond Fund, a series of the Trust, and any and all amendments thereto, with power to affix the corporate seal of said Trust thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof. This instrument may be executed in one or more counterparts.

IN WITNESS WHEREOF, the undersigned has herewith set his or her name and seal as of this 15th day of January, 2013.

_______________________________ Charles E. Allen, Trustee	_______________________________ Barbara L. Hennigar, Trustee
/s/Paula H.J. Cholmondeley Paula H.J. Cholmondeley, Trustee	_______________________________ Barbara I. Jacobs, Trustee
_______________________________ Douglas F. Kridler, Trustee	_______________________________ Phyllis Kay Dryden, Trustee
_______________________________ Keith F. Karlawish, Trustee	_______________________________ David C. Wetmore, Trustee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as trustees and/or officers of NATIONWIDE MUTUAL FUNDS (the “Trust”), a Delaware statutory trust, and the Trust, hereby constitutes and appoints James Bernstein, Eric E. Miller and Allan J. Oster and each of them with power to act without the others, his or her attorney, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to approve, and sign such Registration Statement on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of the Trust as it relates to the reorganization of the TS&W Fixed Income Portfolio, a series of The Advisors' Inner Circle Fund, a Massachusetts business trust, into the Nationwide Core Plus Bond Fund, a series of the Trust, and any and all amendments thereto, with power to affix the corporate seal of said Trust thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof. This instrument may be executed in one or more counterparts.

IN WITNESS WHEREOF, the undersigned has herewith set his or her name and seal as of this 18th day of January, 2013.

_______________________________ Charles E. Allen, Trustee	_______________________________ Barbara L. Hennigar, Trustee
_______________________________ Paula H.J. Cholmondeley, Trustee	_______________________________ Barbara I. Jacobs, Trustee
/s/ Douglas F. Kridler Douglas F. Kridler, Trustee	_______________________________ Phyllis Kay Dryden, Trustee
_______________________________ Keith F. Karlawish, Trustee	_______________________________ David C. Wetmore, Trustee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as trustees and/or officers of NATIONWIDE MUTUAL FUNDS (the “Trust”), a Delaware statutory trust, and the Trust, hereby constitutes and appoints James Bernstein, Eric E. Miller and Allan J. Oster and each of them with power to act without the others, his or her attorney, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to approve, and sign such Registration Statement on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of the Trust as it relates to the reorganization of the TS&W Fixed Income Portfolio, a series of The Advisors' Inner Circle Fund, a Massachusetts business trust, into the Nationwide Core Plus Bond Fund, a series of the Trust, and any and all amendments thereto, with power to affix the corporate seal of said Trust thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof. This instrument may be executed in one or more counterparts.

IN WITNESS WHEREOF, the undersigned has herewith set his or her name and seal as of this 16 day of January, 2013.

_______________________________ Charles E. Allen, Trustee	_______________________________ Barbara L. Hennigar, Trustee
_______________________________ Paula H.J. Cholmondeley, Trustee	_______________________________ Barbara I. Jacobs, Trustee
_______________________________ Douglas F. Kridler, Trustee	_______________________________ Phyllis Kay Dryden, Trustee
/s/ Keith F. Karlawish Keith F. Karlawish, Trustee	_______________________________ David C. Wetmore, Trustee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as trustees and/or officers of NATIONWIDE MUTUAL FUNDS (the “Trust”), a Delaware statutory trust, and the Trust, hereby constitutes and appoints James Bernstein, Eric E. Miller and Allan J. Oster and each of them with power to act without the others, his or her attorney, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to approve, and sign such Registration Statement on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of the Trust as it relates to the reorganization of the TS&W Fixed Income Portfolio, a series of The Advisors' Inner Circle Fund, a Massachusetts business trust, into the Nationwide Core Plus Bond Fund, a series of the Trust, and any and all amendments thereto, with power to affix the corporate seal of said Trust thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof. This instrument may be executed in one or more counterparts.

IN WITNESS WHEREOF, the undersigned has herewith set his or her name and seal as of this 15th day of January, 2013.

_______________________________ Charles E. Allen, Trustee	/s/ Barbara L. Hennigar Barbara L. Hennigar, Trustee
_______________________________ Paula H.J. Cholmondeley, Trustee	_______________________________ Barbara I. Jacobs, Trustee
_______________________________ Douglas F. Kridler, Trustee	_______________________________ Phyllis Kay Dryden, Trustee
_______________________________ Keith F. Karlawish, Trustee	_______________________________ David C. Wetmore, Trustee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as trustees and/or officers of NATIONWIDE MUTUAL FUNDS (the “Trust”), a Delaware statutory trust, and the Trust, hereby constitutes and appoints James Bernstein, Eric E. Miller and Allan J. Oster and each of them with power to act without the others, his or her attorney, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to approve, and sign such Registration Statement on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of the Trust as it relates to the reorganization of the TS&W Fixed Income Portfolio, a series of The Advisors' Inner Circle Fund, a Massachusetts business trust, into the Nationwide Core Plus Bond Fund, a series of the Trust, and any and all amendments thereto, with power to affix the corporate seal of said Trust thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof. This instrument may be executed in one or more counterparts.

IN WITNESS WHEREOF, the undersigned has herewith set his or her name and seal as of this 18th day of January, 2013.

_______________________________ Charles E. Allen, Trustee	_______________________________ Barbara L. Hennigar, Trustee
_______________________________ Paula H.J. Cholmondeley, Trustee	/s/ Barbara I. Jacobs Barbara I. Jacobs, Trustee
_______________________________ Douglas F. Kridler, Trustee	_______________________________ Phyllis Kay Dryden, Trustee
_______________________________ Keith F. Karlawish, Trustee	_______________________________ David C. Wetmore, Trustee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as trustees and/or officers of NATIONWIDE MUTUAL FUNDS (the “Trust”), a Delaware statutory trust, and the Trust, hereby constitutes and appoints James Bernstein, Eric E. Miller and Allan J. Oster and each of them with power to act without the others, his or her attorney, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to approve, and sign such Registration Statement on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of the Trust as it relates to the reorganization of the TS&W Fixed Income Portfolio, a series of The Advisors' Inner Circle Fund, a Massachusetts business trust, into the Nationwide Core Plus Bond Fund, a series of the Trust, and any and all amendments thereto, with power to affix the corporate seal of said Trust thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof. This instrument may be executed in one or more counterparts.

IN WITNESS WHEREOF, the undersigned has herewith set his or her name and seal as of this 15th day of January, 2013.

_______________________________ Charles E. Allen, Trustee	_______________________________ Barbara L. Hennigar, Trustee
_______________________________ Paula H.J. Cholmondeley, Trustee	_______________________________ Barbara I. Jacobs, Trustee
_______________________________ Douglas F. Kridler, Trustee	/s/ Phyllis Kay Dryden Phyllis Kay Dryden, Trustee
_______________________________ Keith F. Karlawish, Trustee	_______________________________ David C. Wetmore, Trustee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as trustees and/or officers of NATIONWIDE MUTUAL FUNDS (the “Trust”), a Delaware statutory trust, and the Trust, hereby constitutes and appoints James Bernstein, Eric E. Miller and Allan J. Oster and each of them with power to act without the others, his or her attorney, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to approve, and sign such Registration Statement on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of the Trust as it relates to the reorganization of the TS&W Fixed Income Portfolio, a series of The Advisors' Inner Circle Fund, a Massachusetts business trust, into the Nationwide Core Plus Bond Fund, a series of the Trust, and any and all amendments thereto, with power to affix the corporate seal of said Trust thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof. This instrument may be executed in one or more counterparts.

IN WITNESS WHEREOF, the undersigned has herewith set his or her name and seal as of this 16th day of January, 2013.

_______________________________ Charles E. Allen, Trustee	_______________________________ Barbara L. Hennigar, Trustee
_______________________________ Paula H.J. Cholmondeley, Trustee	_______________________________ Barbara I. Jacobs, Trustee
_______________________________ Douglas F. Kridler, Trustee	_______________________________ Phyllis Kay Dryden, Trustee
_______________________________ Keith F. Karlawish, Trustee	/s/David C. Wetmore David C. Wetmore, Trustee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as trustees and/or officers of NATIONWIDE MUTUAL FUNDS (the “Trust”), a Delaware statutory trust, and the Trust, hereby constitutes and appoints James Bernstein, Eric E. Miller and Allan J. Oster and each of them with power to act without the others, his or her attorney, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to approve, and sign such Registration Statement on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of the Trust as it relates to the reorganization of the TS&W Fixed Income Portfolio, a series of The Advisors’ Inner Circle Fund, a Massachusetts business trust, into the Nationwide Core Plus Bond Fund, a series of the Trust, and any and all amendments thereto, with power to affix the corporate seal of said Trust thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.  This instrument may be executed in one or more counterparts.

IN WITNESS WHEREOF, the undersigned has herewith set his or her name and seal as of this 23rd day of January, 2013.

Signature & Title Principal Executive Officer /s/Michael S. Spangler Michael S. Spangler, President and Chief Executive Officer
Principal Accounting & Financial Officer /s/Joseph Finelli Joseph Finelli, Treasurer and Chief Financial Officer